UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 6, 2006
TARRAGON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-22999 (Commission File Number)	94-2432628 (IRS Employer Identification No.)
1775 Broadway, 23rd Floor
New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 949-5000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On March 6, 2006, the Board of Directors of Tarragon Corporation (the “Company”) authorized a grant of 500 shares of restricted common stock to each non-employee director of the Company (Willie K. Davis, Richard S. Frary, Lance Liebman, Lawrence G. Schafran, Raymond V.J. Schrag, Martha E. Stark and Carl B. Weisbrod). The awards were made pursuant to the Company’s Amended and Restated Omnibus Plan (the “Plan”). The restricted stock is vested effective as of the date of grant; provided that each non-employee director has agreed not to sell or otherwise transfer the shares of restricted stock until such time as the director resigns, retires or is otherwise no longer serving as a member of the Board of Directors of the Company. Each award is evidenced by a Restricted Stock Agreement, the form of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.
     On March 6, 2006, the Board of Directors (with the approval of the independent directors) approved a $30 million unsecured line of credit (the “Loan”) offered to the Company by Beachwold Partners, L.P. (“Beachwold”). William S. Friedman, the Company’s chief executive officer and chairman of the Board of Directors, is the general partner of Beachwold. Advances under this line of credit will bear interest at the lower of 100 basis points over 30-day LIBOR or the lowest rate offered in writing to the Company for an unsecured loan by an institutional lender. Payments of interest only are due on demand but no more frequently than monthly, with all outstanding principal and interest due at maturity in January 2008. The Loan replaces and renews a $20 million unsecured line of credit between the Company and Beachwold that matured in January 2006.
     The foregoing description of the Loan is not complete and is qualified in its entirety by reference to a letter agreement by and between the Company and Beachwold, and a promissory note executed and delivered by the Company to Beachwold, both dated as of March 6, 2006, but effective for all purposes on January 2, 2006, copies of which are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement between the Company and Non-Employee Directors

10.2	Letter Agreement dated March 6, 2006 between the Company and Beachwold

10.3	Promissory Note in the original principal amount of $30,000,000, executed by the Company for the benefit of Beachwold

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARRAGON CORPORATION
By:	/s/ Erin D. Pickens
Erin D. Pickens
Executive Vice President and Chief Financial Officer

Date: March 10, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement between the Company and Non-Employee Directors

10.2	Letter Agreement dated March 6, 2006 between the Company and Beachwold

10.3	Promissory Note in the original principal amount of $30,000,000, executed by the Company for the benefit of Beachwold